EXHIBIT 10.55

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A R EQUEST FOR CONFIDENTIAL TREATMENT

Micron NTC CONFIDENTIAL

TECHNOLOGY TRANSFER AND LICENSE AGREEMENT
FOR 68-50nm PROCESS NODES

This TECHNOLOGY TRANSFER AND LICENSE AGREEMENT FOR 68-50nm PROCESS NODES (this “Agreement”), is made and entered into as of this 21st day of April, 2008 (“Effective Date”), by and between Micron Technology, Inc., a Delaware corporation (“Micron”), and Nanya Technology Corporation (Nanya Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China (“NTC”).  (Micron and NTC are referred to in this Agreement individually as a “Party” and collectively as the “Parties”).

RECITALS

A.           Micron has developed technology for 68nm and 50nm Process Nodes for the manufacture of Stack DRAM Products.

B.           NTC desires to have such technology transferred to NTC for its use in the manufacture of Stack DRAM Products, and Micron intends to so transfer such technology to NTC and license NTC thereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and agreements herein set forth, the Parties, intending to be legally bound, hereby agree as follows.

ARTICLE 1

DEFINITIONS; CERTAIN INTERPRETATIVE MATTERS

1.1           Definitions.

“Adjusted Revenues” means[***].

“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, controls, or is controlled by, or is under common control with such specified Person; and the term “affiliated” has a meaning correlative to the foregoing.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

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“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.

“BEOL Costs” means [***].

“Commodity Stack DRAM Products” means Stack DRAM Products for system main memory for computing or Mobile Devices, in each case that are fully compliant with one or more Industry Standard(s).

“Confidential Information” means that information described in Section 8.1 deemed to be “Confidential Information” under the Mutual Confidentiality Agreement.

“Control” (whether capitalized or not) means the power or authority, whether exercised or not, to direct the business, management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of [***] of the votes entitled to be cast at a meeting of the members, shareholders or other equity holders of such Person or power to control the composition of a majority of the board of directors or like governing body of such Person; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“DRAM Product” means any stand-alone semiconductor device that is a dynamic random access memory device and that is designed or developed primarily for the function of storing data, in die, wafer or package form.

“Effective Date” shall have the meaning set forth in the preamble to this Agreement.

“Force Majeure Event” means the occurrence of an event or circumstance beyond the reasonable control of a Party and includes, without limitation, (a) explosions, fires, flood, earthquakes, catastrophic weather conditions, or other elements of nature or acts of God; (b) acts of war (declared or undeclared), acts of terrorism, insurrection, riots, civil disorders, rebellion or sabotage; (c) acts of federal, state, local or foreign Governmental Entity; (d) labor disputes, lockouts, strikes or other industrial action, whether direct or indirect and whether lawful or unlawful; (e) failures or fluctuations in electrical power or telecommunications service or equipment; and (f) delays caused by the other Party or third-party nonperformance (except for delays caused by a Party’s Contractors, subcontractors or agents).

“Foundry Customer” means a Third Party customer for Stack DRAM Products [***].

“Foundry Customer Adjusted Revenues” means [***].

“Foundry Customer Products” means [***].

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“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof, or any arbitrator or arbitration panel.

“Gross Revenues” means, [***].

“Industry Standard” means the documented technical specifications that set forth the pertinent technical and operating characteristics of a DRAM Product if such specifications are publicly available for use by DRAM manufacturers, and if [***].

“IP Rights” means copyrights, rights in trade secrets, Mask Work Rights and pending applications or registrations of any of the foregoing anywhere in the world.  The term “IP Rights” does not include any Patent Rights or rights in trademarks.

“Mask Work Rights" means rights under the United States Semiconductor Chip Protection Act of 1984, as amended from time to time, or under any similar equivalent laws in countries other than the United States.

“Micron” shall have the meaning set forth in the preamble to this Agreement.

“Micron IP Royalties” mean [***].

“Mobile Device” means a handheld or portable device using as its main memory one or more Stack DRAM Products that is/are compliant with an Industry Standard and [***].

“NTC Products” means [***].

“NTC Qualified Fab” means [***].

“Patent Rights” means all rights associated with any and all issued and unexpired patents and pending patent applications in any country in the world, together with any and all divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, foreign counterparts or equivalents of any of the foregoing, wherever and whenever existing.

“Probe Testing” means testing, using a wafer test program as set forth in the applicable specifications, of a wafer that has completed all processing steps deemed necessary to complete the creation of the desired Stack DRAM integrated circuits in the die on such wafer, the purpose of which test is to determine how many and which of the die meet the applicable criteria for such die set forth in the specifications.

“Process Node” means [***].

“Recoverable Taxes” shall have the meaning set forth in Section 4.8(a).

“Stack DRAM” means dynamic random access memory cell that functions by using a capacitor arrayed predominantly above the semiconductor substrate.

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“Stack DRAM Module” means one or more Stack DRAM Products in a JEDEC-compliant package or module (whether as part of a SIMM, DIMM, multi-chip package, memory card or other memory module or package).

“Stack DRAM Product” means any memory comprising Stack DRAM, whether in die or wafer form.

“Tax” or “Taxes” means any federal, state, local or foreign net income, gross income, gross receipts, sales, use ad valorem, transfer, franchise, profits, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, customs, duties or other type of fiscal levy and all other taxes, governmental fees, registration fees, assessments or charges of any kind whatsoever, together with any interest and penalties, additions to tax or additional amounts imposed or assessed with respect thereto.

“Taxing Authority” means any Governmental Entity exercising any authority to impose, regulate or administer the imposition of Taxes.

“Third Party” means any Person other than NTC or Micron.

“Transferred Technology” means [***].

1.2           Certain Interpretive Matters.

(a)           Unless the context requires otherwise, (1) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement, (2) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP, (3) words in the singular include the plural and vice versa, (4) the term “including” means “including without limitation,” and (5) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof.  Unless otherwise denoted, all references to $ or dollar amounts will be to lawful currency of the United States of America.  All references to “day” or “days” will mean calendar days.

(b)           No provision of this Agreement will be interpreted in favor of, or against, either Party by reason of the extent to which (1) such Party or its counsel participated in the drafting thereof or (2) any such provision is inconsistent with any prior draft of this Agreement or such provision.

ARTICLE 2

LICENSE GRANT

2.1           Micron Grant to NTC.  Subject to the terms and conditions of this Agreement, Micron grants to NTC a [***] license to [***]:

(a)           [***]

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(b)           [***]

2.2         [***].

ARTICLE 3

TRANSFER OF TECHNOLOGY

3.1           Delivery of Micron Transferred Technology to NTC.  Starting promptly after the Effective Date and ending no later than [***] after the Effective Date, to the extent not previously delivered, Micron shall deliver to NTC [***] as of the Effective Date, using delivery methods commonly used in the industry and in accordance with Micron’s typical technology transfer process used between its own facilities, which process is outlined on Schedule 3.  Except as provided in Section 3.2, the foregoing obligation does not require Micron to create, make, adapt, develop, modify and/or translate any such information or materials.  NTC may at any time request Micron in writing to supplement its prior disclosures of such Transferred Technology with any items NTC believes to be missing or incomplete from such disclosures; however, with respect to the subject matter of any such requests made after [***] after the date that Micron notifies NTC that its delivery obligation is complete, [***].

3.2           Preproduction Wafers.  Within [***] after the Effective Date, Micron shall, [***], provide to NTC [***].  On a schedule mutually agreed, Micron shall, [***], provide to [***].

3.3           Engineering Services.  As reasonably requested by NTC from time to time and to the extent fulfilling such request would not cause disruption of Micron’s operations, Micron will provide to NTC engineering support for its implementation of the Transferred Technology in NTC Qualified Fabs.

ARTICLE 4

PRICES AND PAYMENTS

4.1           License Fees.  For the rights granted to NTC under the Transferred Technology, Micron shall invoice NTC for the amounts set forth on Schedule 4, and  NTC shall pay the amount due thereon upon the later of: (a) the date when each such amount becomes due as indicated on Schedule 4 and (b) thirty (30) days after the date of invoice.

4.2           Royalties for Transferred Technology.

(a)           In addition to the amounts due for the transfer of Transferred Technology under Section 4.1, NTC shall pay to Micron [***].

(b)           In addition to the amounts due for the transfer of Transferred Technology under Section 4.1, NTC shall pay to Micron [***].

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(c)           If a Stack DRAM Product or Stack DRAM Module originally manufactured by a NTC Qualified Fab is sold or otherwise transferred to an Affiliate of NTC [***].

(d)           Micron IP Royalties payable under this Section 4.2 are due only for [***]

4.3           Royalty Reporting and Payment.  Within sixty (60) days following[***] for so long as any Micron IP Royalties are payable hereunder, NTC shall submit to Micron a written report, which is certified by NTC’s chief financial officer as complete and correct, setting forth in reasonable detail, [***].  NTC shall pay to Micron all Micron IP Royalties due for such [***] contemporaneously with the submission of such report in accordance with Section 4.6.

4.4           Audit Rights and Records.  Micron shall have the right to have an independent Third Party auditor audit [***], upon reasonable advance written notice, during normal business hours and on a confidential basis subject to an obligation of confidentiality, all records and accounts of NTC relevant to the calculation of Micron IP Royalties in the three (3) year period immediately preceding the date of the audit; provided however, NTC shall not be obligated to provide any records and book of accounts existing prior to the Effective Date.  NTC shall, for at least a period of three (3) years from the date of their creation, keep complete and accurate records and books of accounts concerning all transactions relevant to calculation of Micron IP Royalties in sufficient detail to enable a complete and detailed audit to be conducted. [***].

4.5           Engineering Service Fees.  Micron shall charge NTC for any engineering services provided by Micron to NTC under Section 3.3 for [***].  If any employee(s) of Micron are required to provide such services at a location other than his/her/their normal working location, then [***].  Micron will invoice NTC for all such costs and expenses monthly as incurred.  NTC will pay Micron the amount due within thirty (30) days of receipt of invoice.

4.6           Reports and Invoices; Payments.

(a)           All reports and invoices under this Agreement may be sent by any method described in Section 9.1 or electronically with hardcopy confirmation sent promptly thereafter by any method described in Section 9.1.  Such reports and invoices should be sent to the following contacts or such other contact as may be specified hereafter pursuant to a notice sent in accordance with Section 9.1:

(i)           Invoices to NTC:

[***]
Nanya Technology Corp.
Hwa-Ya Technology Park 669, Fuhsing 3 Rd. Kueishan, Taoyuan, Taiwan, R. O. C.
Fax:                      [***]
E-Mail:                [***]

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(ii)           Reports to Micron:

[***]
8000 S. Federal Way
P.O. Box 6, MS 1-720
Boise, Idaho, USA 83707-0006
Fax:                      [***]
Email:                   [***]

(b)           All amounts owed by a Party under this Agreement are stated, calculated and shall be paid in United States Dollars ($ U.S.).

(c)           Payment is due on all amounts properly invoiced within thirty (30) days of receipt of invoice.  All payments made under this Agreement shall be made by wire transfer to a Micron bank account designated by the following person or by such other person designated by notice:

Payments to Micron:

[***]
8000 S. Federal Way
P.O. Box 6, MS 1-107
Boise, Idaho, USA 83707-0006
Fax:                      [***]
Email:                   [***]

4.7           Interest.  Any amounts payable to Micron hereunder and not paid within the time period provided shall accrue interest, from the time such payment was due until the time payment is actually received, at the rate of [***] or the highest rate permitted by Applicable Law, whichever is lower.

4.8           Taxes.

(a)           All sales, use and other transfer Taxes imposed directly on or solely as a result of the services, rights licensed or technology transfers or the payments therefor provided herein shall be stated separately on the service provider’s, licensor’s or technology transferor’s invoice, collected from the service recipient, licensee or technology transferee and shall be remitted by service provider, licensor or technology transferor to the appropriate Taxing Authority (“Recoverable Taxes”), unless the service recipient, licensee or technology transferee provides valid proof of tax exemption prior to the Effective Date or otherwise as permitted by law prior to the time the service provider, licensor or technology transferor is required to pay such taxes to the appropriate Taxing Authority.  When property is delivered, rights granted and/or services are provided or the benefit of services occurs within jurisdictions in which collection and remittance of Taxes by the service recipient, licensee or technology transferee is required by law, the service

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recipient, licensee or technology transferee  shall have sole responsibility for payment of said Taxes to the appropriate Taxing Authority.  In the event any Taxes are Recoverable Taxes and the service provider, licensor or technology transferor does not collect such Taxes from the service recipient, licensee or technology transferee or pay such Taxes to the appropriate Governmental Entity on a timely basis, and is subsequently audited by any Taxing Authority, liability of the service recipient, licensee or technology transferee will be limited to the Tax assessment for such Recoverable Taxes, with no reimbursement for penalty or interest charges or other amounts incurred in connection therewith.  Except as provided in Section 4.8(b), Taxes other than Recoverable Taxes shall not be reimbursed by the service recipient, licensee or technology transferee, and each Party is responsible for its own respective income Taxes (including franchise and other Taxes based on net income or a variation thereof), Taxes based upon gross revenues or receipts, and Taxes with respect to general overhead, including but not limited to business and occupation Taxes, and such Taxes shall not be Recoverable Taxes.

(b)           In the event that the service recipient, licensee or technology transferee is prohibited by Applicable Law from making payments to the service provider, licensor or technology transferor unless the service recipient, licensee or technology transferee deducts or withholds Taxes therefrom and remits such Taxes to the local Taxing Authority, then the service recipient, licensee or technology transferee shall duly withhold and remit [***].

4.9           [***].  Notwithstanding anything to the contrary in this Agreement, if requested by Micron by notice in accordance with Section 9.1, NTC will [***] until notified by Micron in accordance with Section 9.1.

ARTICLE 5

OTHER INTELLECTUAL PROPERTY MATTERS

5.1           Intellectual Properties Retained.  [***].

ARTICLE 6

WARRANTIES; DISCLAIMERS

6.1           No Implied Obligation or Rights.  Nothing contained in this Agreement shall be construed as:

(a)           a warranty or representation that any manufacture, sale, lease, use or other disposition of any products based upon any of the IP Rights licensed or technology transferred hereunder will be free from infringement, misappropriation or other violation of any Patent Rights, IP Rights or other intellectual property rights of any Person;

(b)           an agreement to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation of rights or conferring any

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right to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation  of rights; or

(c)           conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either Party.

6.2           Third Party Software.  Exploitation of any of the rights licensed or technology transferred hereunder may require use of Software owned by a Third Party and not subject to any license granted under any of the Joint Venture Documents.  Nothing in this Agreement shall be construed as granting to any Party, any right, title or interest in, to or under any Software owned by any Third Party.  Except as may be specified otherwise in any of the other Joint Venture Documents, any such Software so required is solely the responsibility of the each of the Parties.  Moreover, should a Party who transfers technology under this Agreement discover after such transfer that it has provided Software to the other Party that it was not entitled to provide, such providing Party shall promptly notify the other Party and the recipient shall return such Software to the providing Party and not retain any copy thereof.

6.3           Disclaimer.  [***].

ARTICLE 7

LIMITATION OF LIABILITY

7.1           LIMITATION OF LIABILITY.  [***]

ARTICLE 8

TERM AND TERMINATION

8.1           Term.  The term of this Agreement commences on the Effective Date and continues in effect until terminated by mutual agreement or as contemplated in another agreement between the Parties or otherwise.

8.2           Termination.  In the event NTC commits a material breach of this Agreement and such breach remains uncured for more than [***] after notice of the breach, Micron may terminate this Agreement by notice to NTC.

8.3           Effects of Termination.

(a)           Termination of this Agreement hereunder shall not affect any of the Parties’ respective rights accrued or obligations owed before termination.  In addition, the following shall survive termination for any reason:  Articles 1, 5, 6, 7 and 9 and Sections 4.3 through  4.8 and 8.3.

(b)           Upon termination of this Agreement, NTC shall:

[***]

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ARTICLE 9

MISCELLANEOUS

9.1           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter’s confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) delivery in person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

If to NTC:                                       Nanya Technology Corporation
Hwa-Ya Technology Park 669
Fuhsing 3 RD. Kueishan
Taoyuan, Taiwan, ROC
Attention: Legal Department
Fax: 886.3.396.2226

If to Micron:                                       Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attention: General Counsel
Fax: 208.368.4537

9.2              Waiver.  The failure at any time of a Party to require performance by the other Party of any responsibility or obligation required by this Agreement shall in no way affect a Party’s right to require such performance at any time thereafter, nor shall the waiver by a Party of a breach of any provision of this Agreement by the other Party constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.

9.3              Assignment.  [***]

9.4           Third Party Rights.  Nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision

9.5           Force Majeure.  The Parties shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by a Force Majeure Event.

9.6           Choice of Law.  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, USA, without giving effect to the principles of conflict of laws thereof.

9.7           Jurisdiction; Venue.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in a state or federal court of competent jurisdiction located in the State of

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California, USA, and each of the Parties to this Agreement hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

9.8           Headings.  The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.

9.9           Export Control.  Each Party agrees that it will not knowingly:  (a) export or re-export, directly or indirectly, any technical data (as defined by the U.S. Export Administration Regulations) provided by the other Party or (b) disclose such technical data for use in, or export or re-export directly or indirectly, any direct product of such technical data, including Software, to any destination to which such export or re-export is restricted or prohibited by United States or non-United States law, without obtaining prior authorization from the U.S. Department of Commerce and other competent Government Entities to the extent required by Applicable Laws. \

9.10           Severability.  Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force in all other respects.  Should any provision of this Agreement be or become ineffective because of changes in Applicable Laws or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby.  If such circumstances arise, the Parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.

9.11           Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

< Signature page follows >

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the Effective Date.

MICRON TECHNOLOGY, INC.

By: /s/ D. Mark Durcan
Name: D. Mark Durcan
Title: President and Chief Operating Officer

NANYA TECHNOLOGY CORPORATION

By: /s/ Jih Lien
Name:  Jih Lien
Title: President

THIS IS THE SIGNATURE PAGE FOR THE TECHNOLOGY TRANSFER
 AND LICENSE AGREEMENT ENTERED INTO BY AND BETWEEN MICRON AND NTC

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Schedule 1

Transferred Technology—Process  Nodes

[***]

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Schedule 2

Transferred Technology—Designs

[***]

  ( )

Schedule 2
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Schedule 3

Staged Process Flow for Technology Transfer

[***]

Schedule 3
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Schedule 4

License Fees and Payment Schedule

[***]

Schedule 4
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